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              SUPPLEMENT DATED MAY 28, 2003 TO BE ATTACHED TO THE
      DIVERSIFIED INSTITUTIONAL FUNDS GROUP/THE DIVERSIFIED INSTITUTIONAL
                     STRATEGIC ALLOCATION FUNDS PROSPECTUS
                               DATED MAY 1, 2003

     Effective May 28, 2003, Diversified Investment Advisors, Inc. ("Diversified") terminated its Investment Subadvisory Agreement with respect to the Value & Income Portfolio with Asset Management Group. As a result, all Value & Income Portfolio assets will be managed by Alliance Capital Management, L.P. under the existing Investment Subadvisory Agreement relating to the Portfolio.

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          Footnote (2) on page 43 of the prospectus is amended to read in its entirety as follows:

          "(2) Each Strategic Allocation Fund also bears its pro rata share of the fees and expenses (including advisory and Rule 12b-1 fees) of the underlying Funds in which it invests and the investment returns for the Strategic Allocation Fund will be net of the expenses of the Strategic Allocation Fund and those underlying Funds. Based on the target allocation to the underlying Funds, target expense ratios are 0.79% for the Short Horizon Strategic Allocation Funds, 0.84% for the Short/Intermediate Horizon Strategic Allocation Fund, 0.89% for the Intermediate Horizon Strategic Allocation Fund, 0.94% for the Intermediate/Long Horizon Strategic Allocation Fund and 0.98% for the Long Horizon Strategic Allocation Fund. These target expense ratios are used to calculate the expenses a shareholder would incur as reflected in the example below."

                                    *******

     Effective June 30, 2003, the Diversified Institutional International Equity Fund has established new procedures concerning sales and purchases of shares of that Fund. These new procedures are designed to discourage large volume exchange activity by certain shareholders which has the potential to affect negatively the Fund and its other shareholders. Specifically, if a shareholder sells International Equity Fund shares (either through an exchange or a redemption), that shareholder may not be permitted to exchange shares back into the International Equity Fund for 90 days. This restriction on exchanges will not affect purchases of International Equity Fund shares through regular retirement plan contributions during any such 90 day period. In addition, The Diversified Institutional Funds Group continues to reserve the right to modify or terminate the exchange privilege at any time with respect to any or all Funds.

Form 3155 (5/2003)                                                      33-61810
                                                                       333-00295